                                                                  EXECUTION COPY
                                                                  --------------



                              Dated 14 July,1995
                              ------------------



                           Almira Enterprises, Inc.
                                   as owner


                      New Commodore Cruise Lines Limited
                             as bareboat charterer


                                    - and -


                  Effjohn International Cruise Holdings, Inc.
                                   as lender


                      -----------------------------------

                        FIRST PRIORITY TRIPARTITE DEED
                      IN RESPECT OF M.V. "ENCHANTED ISLE"

                      -----------------------------------




                          Sinclair Roche & Temperley
                                Broadwalk House
                                5 Appold Street
                                London EC2A 2NN
                               Tel: 0171 638 9044
                                Ref: JPM/180210

                                     INDEX
                                     -----

Clause     Subject Matter                                              Page
- ------     --------------                                              ----
1.         DEFINITIONS                                                    2

2.         REPRESENTATIONS AND WARRANTIES                                 4

3.         ASSIGNMENT AND CHARGE                                          7

4.         OWNER'S UNDERTAKINGS                                           9

5.         BAREBOAT CHARTERER'S UNDERTAKINGS                             11

6.         GENERAL UNDERTAKINGS                                          13

7.         OWNER'S AND BAREBOAT CHARTERER'S LIABILITY NOT AFFECTED       15

8.         PERFORMANCE                                                   16

9.         APPOINTMENT OF ATTORNEY                                       17

10.        CONSENT                                                       17

11.        TAXES                                                         17

12.        FURTHER ASSURANCE                                             17

13.        CONTINUING SECURITY                                           17

14.        OBLIGATION TO PROVE IN LIQUIDATION                            18

15.        SUSPENSE ACCOUNT                                              18

16.        PROTECTION OF SECURITY                                        18

17.        LENDER'S POWERS                                               19

18.        APPLICATION OF MONEYS                                         20

19.        SUCCESSORS AND ASSIGNS                                        20

20.        NOTICES                                                       20

21.        EXPENSES                                                      21

22.        LAW AND JURISDICTION                                          21

23.        CURRENCY LOSSES                                               22

24.        MISCELLANEOUS                                                 22

SCHEDULE A                                                               25

SCHEDULE B                                                               27

SCHEDULE C                                                               28

SCHEDULE D                                                               32

THIS DEED is made the 14 day of July, 1995

BETWEEN:-

(1) ALMIRA ENTERPRISES, INC., a company incorporated under the laws of the Republic of Panama, with its registered office at c/o Galindo Arias & Lopez, 200 Via Espana, Panama 5, Panama City, Republic of Panama as owner (the "Owner");

(2) NEW COMMODORE CRUISE LINES LIMITED, a company incorporated under the laws of the Bermuda with its registered office at c/o Ardon Management Services Ltd., c/o Richards Francis & Francis, Cedarpark Centre, 48 Cedar Avenue, Hamilton HM 11, Bermuda as bareboat charterer (the "Bareboat Charterer");

(3) EFFJOHN INTERNATIONAL CRUISE HOLDINGS INC., a company incorporated under the laws of the Cayman Islands with its registered office at Caledonian Bank & Trust Limited, P O Box 1043, Grand Cayman, Cayman Islands as lender (the "Lender").

WHEREAS:-

(A) The Owner is the registered owner of m.v. "Enchanted Isle", registered in the name and ownership of the Owner under the laws and flag of the Republic of the Panama under Provisional Patente 12535-PEXT-6 (the "Vessel");

(B) By a loan agreement dated 14 July, 1995 (as the same may from time to time be amended and supplemented called the "Loan Agreement") and made between (1) Azure Investments, Inc. and the Owner (the "Borrowers") (2) the Lender (3) the Bareboat Charterer and Commodore Holdings Limited as guarantors the Lender has agreed at the request of the Borrowers to make available to the Borrowers jointly and severally a loan facility of twenty four million five hundred thousand Dollars (USD24,500,000) (the "Loan") for the purposes and on the terms and conditions therein contained;

(C) By a bareboat charter dated 14 July, 1995 (as the same may be amended and supplemented called the "Bareboat Charter") made between (1) the Owner and (2) the Bareboat Charterer, the Owner has agreed to let and the Bareboat Charterer has agreed to take the Vessel for the period and upon the terms and conditions therein mentioned with effect from the date hereof on bareboat charter;

(D) As security for the Owner's obligations to the Lender under the Loan Agreement, the Owner has agreed to execute in favour of the Lender a first preferred mortgage over the Vessel of even date hereof (as the same may be amended and supplemented called the "Mortgage");

(F) As further security for the Owner's obligations under the Loan Agreement and as a condition precedent to the drawdown of the Loan the Owner and the Bareboat Charterer have agreed to execute this Deed in favour of the Lender.

(G) The Bareboat Charterer has received a copy of the Mortgage and the Loan Agreement and is fully conversant with the terms thereof.

NOW THIS DEED WITNESSETH as follows:-

1.      DEFINITIONS
- ---     -----------

1.1 In this Deed including the recitals, the following terms and expressions shall have the meanings set out below; in addition, terms and expressions not defined herein but whose meanings are defined in the Loan Agreement shall have the meanings set out therein:-

        "Assigned Property" means the Owner's Assigned Property and/or the Bareboat Charterer's Assigned Property (as hereinafter defined) as the context may require;

        "Bareboat Charter" means the Bareboat Charter referred to in recital
        (C);

        "Bareboat Charterer" means the Bareboat Charterer referred to in the recitals;

        "Bareboat Charterer's Assigned Property" means all of the Bareboat Charterer's rights, title and interest in, to and under the Bareboat Charterer's Earnings, the Insurances (including claims of whatsoever nature and return of premiums in respect of the Insurances), Requisition Compensation, and any sub-charter;

        "Bareboat Charterer's Earnings" means that part of the Earnings constituted by all moneys whatsoever due or to become due for the account of the Bareboat Charterer arising howsoever in connection with any sub-charter;

        "this Deed" means this first priority general assignment;

        "Default Rate" means the rate of interest specified in Clause 6.5 of the Loan Agreement;

        "Drawdown Date" means the date of drawdown of the Loan;

        "excess risks" means the proportion of claims for general average and salvage charges and under the ordinary running-down clause not recoverable in consequence of the value at which a vessel is assessed for the purpose of such claim exceeding her insured value;

        "Insurer" means any underwriter, insurer, club and/or association providing and/or effecting any of the Insurances and/or any broker or agent through whom any of the Insurances are provided and/or effected;

        "Owner's Assigned Property" means all of the Owner's rights, title and interest in, to and under the Earnings, the Insurances (including claims of whatsoever nature and return of premiums in respect of the Insurances), Requisition Compensation, the Bareboat Charter and the Owner's Earnings;

        "Owner's Earnings" means that part of the Earnings constituted by all moneys whatsoever due or to become due to or for the account of the Owner arising howsoever in connection with the Bareboat Charter;

        "protection and indemnity risks" means all risks covered by a major protection and indemnity association including the proportion not recoverable in case of collision under the ordinary running-down clause;

        "war risks" means the risk of mines and all risks excluded from the standard form of English marine policy by the free of capture and seizure clause.

1.2     In this Deed unless the context otherwise requires:-

1.3 clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed;

1.4 references to Clauses and Schedules are to be construed as references to Clauses of and Schedules to this Deed unless otherwise stated and references to this Deed are to be construed as references to this Deed including its Schedules;

1.5 reference to (or to any specified provision thereof) of this Deed or any other Subject Document shall be construed as reference to this Deed, that provision or that Subject Document, as from time to time amended, supplemented and/or novated;

1.6 without prejudice to the provisions of Clause 19 references to any party to this Deed or any other Subject Document shall, include reference to such party's successors and permitted assigns;

1.7     words importing the plural shall include the singular and vice versa;

1.8 reference to a person shall be construed as references to an individual, firm, company, corporation, unincorporated body of persons or any state or any agency thereof;

1.9 where any matter under any Security Document requires the approval or consent of the Lender such approval or consent shall not be deemed to have been given unless given in writing; where any matter under any Security Document is required to be acceptable to the Lender, the Lender shall not be deemed to have accepted such matter unless its acceptance is communicated in writing; the Lender may give or withhold its consent, approval or acceptance under any Security Document subject to it not being unreasonably withheld or delayed and such consent, approval or acceptance may be given by the Lender subject to such conditions as it may reasonably impose;

1.10 a certificate by the Lender as to any amount due or calculation made hereunder shall be conclusive except for manifest error; and

1.11 references to any statute or other legislative provision are to be construed as references to any such statute or other legislative provision as the same may be re-enacted or modified or substituted by any subsequent statute or legislative provision.

2.      REPRESENTATIONS AND WARRANTIES
- ---     ------------------------------

2.1 The Bareboat Charterer hereby represents and warrants to the Lender that:-


        (a) it is and will remain duly incorporated and validly existing under its country of incorporation as a limited liability company, has full power and capacity to carry on its business as it is now being conducted and to own its property and other assets and has complied with all statutory and other requirements relative to its business;

        (b) on the Drawdown Date the Vessel will not be subject to any contract commitment or other arrangement for its employment except for the Bareboat Charter or any permitted sub-charter or as otherwise as disclosed to and agreed by the Lender;

        (c) to the extent of its obligations thereunder, it has and will continue to have full power and authority to enter into and perform such of the Subject Documents to which it is or is to become a party, has taken all necessary corporate or other action (as the case may be) required to enable it to do so and will duly perform and observe the terms thereof;

        (d) each of the Subject Documents to which it is or is to become a party constitutes or will, upon execution and delivery, constitute valid and legally binding obligations of the parties thereto enforceable by the Obligors thereto in accordance with its terms save for laws restricting creditor's rights generally;

        (e) except for the registration of the Mortgage with the appropriate authorities of the Flag State and the charges created by the Security Documents recorded in the appropriate companies' registry, or filed in the relevant jurisdictions in the United States of America all consents, licences, approvals, registrations or authorisations of governmental authorities and agencies or declarations to creditors required

              (i) to make each of the Subject Documents valid, enforceable and admissible in evidence and

              (ii) to authorise or otherwise permit the execution and delivery of the Subject Documents and the performance by the parties thereto (except the Lender) of each of them have been obtained or made and are in full force and effect and there has been no material default in the observance of any of the terms or conditions of any of them;

        (f) except for registration of the Mortgage with the appropriate authorities of the Flag State and the lodging for registration of certain of the Subject Documents at any appropriate companies' registry or filed in the relevant jurisdictions in the United States of America none of the Subject Documents is required to be filed, recorded, enrolled or in any way whatsoever registered with any governmental authority or agency of or in England, Panama, Bermuda, the United States of America, or, to the best of its belief in any other country, or to be stamped with any stamp duty or similar tax, levy or impost in any such country in order to ensure the legal validity, enforceability or admissibility in evidence thereof;

        (g) it is not in default under any agreement to which it is a party or by which it may be bound (actually or contingently) which default would be likely to have a material adverse effect on its business, assets or condition or its ability to perform its obligations under such of the Subject Documents to which it is a party and, as at the date hereof, except as disclosed in writing to the Lender, no litigation or administrative proceedings involving it of or before any board of arbitration, court or governmental authority or agency is proceeding pending or (to its knowledge) threatened anywhere in the world the result of which would (if adversely determined) have or is likely to have a material adverse effect on the business, assets or financial condition of it and, in the event that any such litigation or proceedings shall hereafter arise, it hereby undertakes to give notice thereof to the Lender as soon as it becomes aware of any such litigation or proceedings;

        (h) it is not required by the laws of any country from which it may make any payment hereunder or under any of the Subject Documents to which it is a party to make any deduction or withholding from any such payment;

        (i) the execution, delivery and performance of such of the Subject Documents to which it is or will be a party will not violate or exceed the powers conferred upon it under its articles of incorporation and by-laws or other constituting or corporate documents or any provision of any applicable law existing at the date hereof or of any regulation, order or decree to which it is subject as at the date hereof or result howsoever in the creation or imposition of any Encumbrance (other than a Permitted Encumbrance) on all or part of its undertaking or assets;

        (j) such written financial and other information in respect of it as has been given to the Lender prior to the date hereof presented fairly and accurately the financial position of it as at the date such information was given and it does not have any material liabilities (contingent or otherwise) which were not disclosed;

        (k) the obligations of it under this Deed are its direct, general and unconditional obligations and rank at least pari passu with all its present and future unsecured and unsubordinated obligations (including contingent obligations) with the exception of such obligations as are mandatorily preferred by law and not by contract;

        (l) other than its office in Miami it does not have an office in the United States of America or in the United Kingdom or does business outside Florida or in the United Kingdom which gives rise to any liability to taxation or the registration of any Subject Documents;

        (m) to the best of its knowledge and belief no event or circumstance constituting an Event of Default or Possible Event of Default has occurred and is continuing;

        (n) the technical management of the Vessel will be undertaken by the Technical Manager;

        (o) the commercial management of the Vessel will be undertaken by the Bareboat Charterer;

        (p) all information furnished by it or on its behalf in writing in connection with the negotiation and preparation of this Deed and the rest of the Subject Documents is to the best of its knowledge true and accurate in all respects and not misleading and does not omit any facts and there are no other facts the omission of which would make any such information misleading.

2.2 Each of the Owner and the Bareboat Charterer hereby represents and warrants to the Lender that:-

        (a) the Bareboat Charter has been duly entered into, is in full force and effect, and is enforceable in accordance with the terms thereof and no amendments thereto or variations thereof have been (or will be otherwise than within the terms of this Deed) agreed and there are no commissions, rebates, premiums or other payments in connection with the Bareboat Charter other than as disclosed to the Lender in writing on or prior to the date of this Deed;

        (b) save as disclosed to the Lender in writing, neither the Owner nor the Bareboat Charterer are in default under the Bareboat Charter and there are no actions suits or proceedings threatened by or against either the Owner or the Bareboat Charterer in connection with or arising out of the Bareboat Charter which would entitle any party to repudiate otherwise terminate or otherwise withdraw from (including in respect of the Owner, the right to withdraw the Vessel and in respect of the Bareboat Charterer to suspend payment of hire) or frustrate or in any way render the Bareboat Charter inoperative or unenforceable;

        (c) the Vessel has been delivered to and accepted by the Bareboat Charterer for service under the Bareboat Charter and is in every way fit for service under the Bareboat Charter;

2.3 Each of the Owner and the Bareboat Charterer hereby further represents and warrants to the Lender that on the Execution Date, the Drawdown Date and at the end of each Interest Period (other than in respect of (b), (g), (h), (n) and (o)) the representations and warranties contained in this Clause 2 (updated mutatis mutandis to each such date) shall be true and correct as if made at that time.

3.      ASSIGNMENT AND CHARGE
        ---------------------

3.1 In consideration of the Lender agreeing to make the Loan available to the Borrowers, the Owner as registered owner of the Vessel and for the purpose of securing the payment to the Lender of the Outstanding Indebtedness HEREBY ASSIGNS AND AGREES TO ASSIGN absolutely to the Lender by way of a first priority assignment all of the Owner's Assigned Property.

3.2 In consideration of the Lender agreeing to make the Loan available to the Borrowers and further in consideration of the Lender approving the terms and provisions of the Bareboat Charter, the Bareboat Charterer as disponent owner of the Vessel and for the purpose of securing the payment to the Lender of the Outstanding Indebtedness HEREBY ASSIGNS and AGREES TO ASSIGN absolutely to the Lender by way of a first priority assignment all of the Bareboat Charterer's Assigned Property.

3.3 The Owner further undertakes that in the event that the Bareboat Charter is terminated for whatever reason before the expiry of the Security Period the Owner shall forthwith upon being requested to do so by the Lender execute and deliver in favour of the Lender a specific assignment in writing of all its right, title and interest in, to and under any replacement charter or other contract or employment in respect of the Vessel.

3.4     (a)   Throughout the Security Period the Owner and the Bareboat
              Charterer shall procure that:-

              (i) in the event that the FMC Guarantor has issued a letter of credit or other surety that is secured by the deposit in the FMC Collateral Account all moneys received in respect of advance bookings in respect of the Vessel are paid into the Operating Account at all times during such relevant part of the Security Period;

              (ii) in the event that the provisions of (i) do not apply all moneys received in respect of advance bookings in respect of the Vessel are paid into the Isle FMC Account in respect of the Vessel at all times throughout such relevant part of the Security Period;

              (iii) upon the release of any moneys from the Isle FMC Account pursuant to (ii) above such monies shall be paid into the Operating Account;

              (iv) all other Earnings of the Vessel shall be paid into the Operating Account at all times throughout the Security Period;

              and applied in accordance with clause 10 of the Loan Agreement.

        (b) Upon the occurrence of an Event of Default to the extent permitted by applicable law:-

              (i) the Owner and the Bareboat Charterer shall forthwith and the Lender may at any time thereafter instruct the persons from whom the

                    Earnings or Owner's Earnings or Bareboat Charterer's Earnings are or shall be due to pay the same to the Lender or as it may direct; and

              (ii) any sum in respect of Earnings or Owner's Earnings or Bareboat Charterer's Earnings then in the hands of the Owner's and/or the Bareboat Charterer's brokers, bankers or other agents or representatives shall be deemed to have been received by them for the use and on behalf of the Lender;

        (c) Each of the Owner and the Bareboat Charterer agree to comply with any instruction given to it under this Clause.

        (d) The Owner and the Bareboat Charterer each covenant with the Lender that the Earnings are free from any Encumbrance and shall be paid in the manner and currency or currencies as set out in accordance with Clause 11.

3.5 By virtue of being party to this Deed, the Bareboat Charterer hereby acknowledges the assignment by the Owner in favour of the Lender of the Owner's rights, title and interest in and to the Owner's Assigned Property and agrees to the assignment hereto.

3.6 The Bareboat Charterer undertakes that it will immediately (upon being requested to do so by the Lender) give notice of any assignment of sub-charter executed in favour of the Lender to any relevant sub-charterer or other person in the form of Schedule D hereto and will procure such person's acknowledgement thereto in the form of Schedule D hereto.

3.7 Each of the Owner and the Bareboat Charterer undertakes immediately to give notice of the assignment of Insurances contained in this Clause 3 to all Insurers in the form of Schedule B hereto and to obtain from such Insurers duly completed letters of undertaking substantially in the form of Schedule C or in such other form or forms as the Lender may agree.

3.8 Prior to the occurrence of an Event of Default any sums recoverable in respect of the Insurances shall be payable as follows:-

        (a) any and every sum recoverable in respect of a Total Loss under the Insurances against fire and all marine risks and war risks shall be paid to the Lender, and

        (b) any and every sum recoverable in respect of any claim exceeding one Million five hundred thousand Dollars (USD1,500,000) or its equivalent in any other currency ("Major Casualty") under the Insurances against fire and usual marine risks and war risks shall be paid to the Lender but so that such insurance monies should be applied by the Lender in or towards payment on behalf of the Bareboat Charterer to the relevant repairer, salvor or other relevant creditor in respect of the cost of repairs, salvage or other charges unless the Bareboat Charterer has first fully repaired the damage or secured complete discharge of the liability insured against or otherwise made good the loss in which case the Lender shall reimburse the Bareboat Charterer therefor up to the amount received by the Lender; and

        (c) any and every other sum recoverable under the Insurances against fire and usual marine risks and war risks shall be paid to the Bareboat Charterer and shall be applied by the Bareboat Charterer for the purpose of making good the loss and fully repairing all damage in respect whereof the insurance moneys shall have been received; and

        (d) all sums recoverable under the Insurances against protection and indemnity risks shall be paid direct to the person to whom was incurred the liability to which such sum relates (or to the Bareboat Charterer or the Owner in reimbursement to either of them of moneys expended in satisfaction of such liability); and

        on or after the occurrence of an Event of Default any sums recoverable under the Insurances shall be payable to the Lender;

        (e) any Requisition Compensation shall at all times be payable to the Lender.

3.9     (a)   To the extent that any Bareboat Charterer's Earnings are received and applied by the Lender or otherwise in accordance with Clause
              3.4, such application shall be treated as being in pro tanto satisfaction of:-

              (i) the obligations of the Bareboat Charterer to make payments of those amounts to the Owner under the Bareboat Charter; and

              (ii) the obligations of the Owner to make payments of those amounts to the Lender under this Deed or any of the other Security Documents.

        (b) To the extent that any Owner's Earnings are received and applied by the Lender or otherwise in accordance with Clause 3.4, such application shall be treated as being in pro tanto satisfaction of:-

              (i) the obligations of the Bareboat Charterer to make payments of those amounts to the Owner under the Bareboat Charter; and

              (ii) the obligations of the Owner to make payments of those amounts to the Lender under this Deed or any of the other Security Documents.

4.      OWNER'S UNDERTAKINGS
- ---     --------------------

4.1     The Owner undertakes with the Lender throughout the Security Period:-

        (a) to do and permit to be done each and every act or thing which the Lender may from time to time require to be done for the purpose of better securing, protecting or enforcing the Lender's rights under the assignment contained in Clause 3 and to permit the Owner's name to be used as and when required by the Lender for that purpose;

        (b) if any Event of Default shall occur, to the extent permitted by applicable law, to take all steps and do all things necessary to enable the Lender to enforce all other rights and benefits accruing to the Owner under or in respect of the

              Owner's Assigned Property and for this purpose to take over or institute proceedings in respect thereof;

        (c) to perform its obligations under the Bareboat Charter or under the Insurances or the Earnings and to use its best endeavours to procure the due performance by the Bareboat Charterer of its obligations in respect of the Vessel, the Insurances or the Earnings and shall, notwithstanding the assignment herein contained, take such action to collect any monies or enforce any rights and benefits hereby assigned until notified in writing by the Lender;

        (d) it is the sole legal and beneficial owner of the whole of the Owner's Assigned Property;

        (e) the Bareboat Charter shall not in any circumstances be terminated by the Owner (or the Vessel withdrawn by the Owner from hire under the Bareboat Charter) for any reason whatsoever (including, without limitation, by reason of any breach or alleged breach of the Bareboat Charter by the Bareboat Charterer) unless the Lender shall first have given its consent in writing to such termination or withdrawal PROVIDED that any such termination or withdrawal after such consent is given shall be without responsibility on the part of the Lender who shall be under no liability whatsoever in the event that such termination or withdrawal be thereafter adjudged to have constituted a wrongful repudiation of the Bareboat Charter by the Owner;

        (f) in the event of any payment of hire not being made by the Bareboat Charterer within five (5) days of the due date or if any other circumstance shall occur entitling the Owner to withdraw the Vessel from hire under the Bareboat Charter the Owner will advise the Lender in accordance with Clause 6.2(a) and, if so directed by the Lender in writing, exercise its right to withdraw the Vessel from hire under the Bareboat Charter at such time and in such manner as the Lender shall so direct;

        (g) it will supply to the Lender upon the Lender's request all information, documents and records that may be necessary or of assistance to enable the Lender to verify the amount of all payments of hire payable under the Bareboat Charter;

        (h) it will pay all such expenses, claims, liabilities, losses, costs, duties, fees, charges or other moneys as are stated in this Deed to be payable by the Owner to or recoverable from the Owner by the Lender (or in respect of which the Owner agrees in this Deed to indemnify the Lender) at the times in the manner specified in this Deed;

        (i) it will pay interest on any such expenses, claims, liabilities, losses, costs, duties, fees, charges or other moneys referred to in Clause 4.1(h) from the day following the date on which the relevant expense, liability, loss, cost, duty, fee charge or other money is paid or incurred by the Lender until the date of reimbursement thereof to the Lender (both before and after any relevant judgment) at the Default Rate, such interest to be compounded in accordance with clause 6.5 of the Loan Agreement and payable on demand.

4.2 The Owner hereby further undertakes with the Lender that the Owner will not (without the prior written consent of the Lender):-

        (a) further assign, charge, pledge or otherwise encumber the Owner's Assigned Property, or any of its rights or benefits thereunder or in respect thereof, to anyone other than the Lender;

        (b) take or omit to take any action the taking or omission of which might result in any alteration or impairment of any of the rights or benefits thereby created or created by this Deed;

        (c)   (i)   agree to any material variation of the Bareboat Charter; or

              (ii) release the Bareboat Charterer from any of the Bareboat Charterer's obligations under the Bareboat Charter or waive any breach of the Bareboat Charterer's obligations thereunder or consent to any such act or omission of the Bareboat Charterer as would otherwise constitute such breach;

        (d) enter into any charter in respect of the Vessel other than the Bareboat Charter.

5.      BAREBOAT CHARTERER'S UNDERTAKINGS
- ---     ---------------------------------

5.1 The Bareboat Charterer hereby covenants with the Lender throughout the Security Period that:-

        (a) it will perform each and every obligation on its part to be performed under the Bareboat Charter;

        (b) it will observe perform and comply with all the covenants and undertakings in respect of Insurances, operation and maintenance to be observed performed and complied with by or on behalf of the Owner under the Mortgage (including, but without limitation, all warranties and conditions relating to the Insurances, and/or the operation of the Vessel) and if and to the extent that any of such covenants and undertakings may conflict with any of the provisions of the Bareboat Charter, such covenants and undertakings shall (as between the Owner and the Bareboat Charterer on the one hand and the Lender on the other hand but not otherwise) prevail;

        (c) it will, in the event that upon a Total Loss or requisition of the Vessel the Lender is disabled from recovering under any Insurances relating to the Vessel or the amount of the recovery thereunder is diminished and such disablement or diminution results from any breach of the covenants undertaken by the Bareboat Charterer under this Clause 5, pay to the Lender upon the Lender's first written demand a sum equal to the amount which would but for such disablement have been recoverable under such Insurances or a sum equal to the amount whereby the insurance recovery has been diminished;

        (d) it will, in the event of the Vessel at any time being arrested, seized, detained or subjected to distress by reason of any process, claim, lien or encumbrance of whatsoever nature arising out of the use or operation of the Vessel by the Bareboat Charterer or the operation by the Bareboat Charterer of any other vessel owned by or chartered to the Bareboat Charterer, at its own cost and expense take prompt action to secure the release of the Vessel and be responsible for discharging each and every liability in connection with any such process claim lien or encumbrance;

        (e) it will indemnify the Lender and hold it harmless against all liabilities of whatsoever nature (including penalties claims demands orders or judgments) which the Owner or the Lender may suffer which arise out of the use or operation of the Vessel by the Bareboat Charterer or the operation by the Bareboat Charterer of any other vessel owned by or chartered to the Bareboat Charterer;

        (f) it will do and permit to be done each and every act or thing which the Lender may from time to time require to be done for the purpose of better securing, protecting or enforcing the Lender's rights under the assignment contained in Clause 3 and to permit the Bareboat Charterer's name to be used as and when required by the Lender for the purpose;

        (g) it will, upon the happening of an Event of Default to the extent permitted by applicable law, permit the Lender to enforce all other rights and benefits accruing to the Bareboat Charterer under or in respect of the Bareboat Charterer's Assigned Property and for this purpose to take over or institute proceedings in respect thereof;

        (h) it is the sole legal and beneficial owner of the whole of the Bareboat Charterer's Assigned Property.

5.2 The Bareboat Charterer hereby further undertakes with the Lender that the Bareboat Charterer will not (without the prior written consent of the Lender) throughout the Security Period:-

        (a) further assign, charge, pledge or otherwise encumber the Bareboat Charterer's Assigned Property or any of its rights or benefits thereunder or in respect thereof, to anyone other than the Lender;

        (b) assign, charge, pledge or otherwise encumber the Bareboat Charter to which it is a party or any of its rights or benefits thereunder or in respect thereof to anyone whatsoever;

        (c) take or omit to take any action the taking or omission of which might result in any alteration or impairment of any of the rights or benefits thereby created or created by this Deed;

        (d) claim or exercise any lien upon hire or sub-freights which might otherwise be available to it under any other sub-charter in respect of the Vessel or its Earnings in competition with the Lender;

        (e) enter into any charter in respect of the Vessel below the market rate prevailing at the time the Vessel is fixed without the Lender's prior consent:

              (i) (other than the Bareboat Charter), on demise charter for any period; or

              (ii) by any time or consecutive voyage charter for a period which exceeds or by virtue of any optional extensions might exceed thirteen (13) months duration; or

              (iii) on terms whereby more than two (2) months' hire (or the equivalent) is payable in advance;

              Provided always that in respect of the matters referred to above in this clause 5.2(e) the Lender's consent shall be deemed to have been given thereto if the Bareboat Charterer shall not have been informed by the Lender either in writing or by word of mouth that such consent is refused within five (5) Banking Days of the time at which the application for such consent was acknowledged as received by the Lender (who shall promptly give such acknowledgement);

        (f) amend, vary, terminate, repudiate or cancel the Bareboat Charter to which it is a party for whatever reason or take any action which would in any way render the Bareboat Charter inoperative or unenforceable;

        (g) grant any consent relating to any term or condition of the Bareboat Charter which may be required from the Bareboat Charterer pursuant to the provisions of the Bareboat Charter;

        (h) determine the Bareboat Charter (notwithstanding anything contained therein) for any reason whatsoever provided always that any determination of the Bareboat Charter by the Bareboat Charterer after such consent is given shall be without responsibility on the part of the Lender who shall be under no liability whatsoever in the event that such determination be thereafter adjudged to constitute a repudiation of the Bareboat Charter by the Bareboat Charterer.

6.      GENERAL UNDERTAKINGS
- ---     --------------------

6.1 Each of the Owner and the Bareboat Charterer hereby jointly and severally undertakes with the Lender throughout the Security Period:-

        (a) to insure the Vessel with Insurers acceptable to the Lender and keep the Vessel insured in accordance with the provisions of clause 4 of the Mortgage as if the same were set forth in full herein;

        (b) to perform its respective obligations under the Bareboat Charter and under the Insurances or the Earnings and to use its best endeavours to procure the due performance of the respective obligations of any other party to any contract in respect of the Vessel or its Earnings and shall notwithstanding the assignment herein contained take such action to collect any monies or enforce any rights and benefits hereby assigned until notified in writing by the Lender;

        (c) promptly to notify the Lender of any default by any party under the Bareboat Charter or under any sub-charter or any other contract in respect of the Vessel or its Insurances or its Earnings;

        (d) not without the prior written consent of the Lender register the Vessel in any other jurisdiction other than in the Flag State;

        (e) to apply any proceeds in respect of the sale or Total Loss of the Vessel in accordance with the terms of the Loan Agreement and the rest of the Security Documents;

        (f) to subordinate all rights it may have (in the case of the Bareboat Charterer this shall include all its rights as commercial manager of the Vessel) against each other, the Vessel, the Insurances or the Earnings to the rights of the Lender under the Mortgage and the other Security Documents and that it will not exercise any of its rights aforesaid in competition with the Lender;

        (g) not without the approval of the Lender share the Earnings with any other person;

        (h) to ensure that the Operating Account and any other accounts opened during the Security Period for the receipt of Earnings in respect of the Vessel are maintained separately for that purpose alone and that no monies in respect of any other vessel owned by the Owner and operated by the Bareboat Charterer are credited to such accounts.

6.2     It is agreed by and between the parties hereto:-

        (a) that, notwithstanding anything contained in the Bareboat Charter upon the occurrence of an Event of Default under the Loan Agreement and/or the Mortgage and/or if the Lender becomes entitled to put into force and exercise all the powers possessed by it as mortgagee of the Vessel the Lender shall be entitled (but not bound) to terminate the Bareboat Charter at any time by notice in writing to the Owner and the Bareboat Charterer;

        (b)   that upon termination of the Bareboat Charter pursuant to Clause
              6.2 (a) all liabilities whatsoever of the Owner and the Bareboat Charterer thereunder shall be absolutely discharged and extinguished;

        (c) that in the event that the circumstances wherein the Lender becomes entitled under Clause 6.2(a) to terminate the Bareboat Charter shall constitute or include grounds whereon the Owner was entitled to terminate the same, any termination by the Lender shall, as between the Owner and the Bareboat Charterer, operate as an acceptance by the Owner of the Bareboat Charterer's repudiation of the Bareboat Charter and the Owner's right to recover damages in respect of such repudiation shall be fully preserved;

        (d) that notwithstanding anything herein contained the Owner, the Bareboat Charterer shall remain liable to perform all the obligations assumed by it under the Bareboat Charter and the Lender shall have no obligations whatsoever thereunder or be under any liability whatsoever to the Owner, the Bareboat Charterer in the event of any failure by the Owner or the Bareboat Charterer to perform its obligations thereunder or hereunder

        (e) that notwithstanding anything herein contained, in the event of a sale of the Vessel during the Security Period pursuant to the power in that behalf vested in the Lender by virtue of the Security Documents, such sale shall be free of the Bareboat Charter and the Owner and the Bareboat Charterer shall enter into such form of agreement or agreements as the Lender may require for termination of the Bareboat Charter by mutual consent.

7.      OWNER'S AND BAREBOAT CHARTERER'S LIABILITY NOT AFFECTED
- ---     -------------------------------------------------------

7.1 The liability of the Owner and the Bareboat Charterer to the Lender under this Deed shall not be discharged, impaired or otherwise affected by reason of any of the following events or circumstances (regardless of whether any such events or circumstances occur with or without its knowledge or consent):-

        (a) any time, forbearance or other indulgence given or agreed by the Lender to or with any of the other Obligors in respect of any of their respective obligations under any of the Security Documents; or

        (b) any legal limitation, disability or incapacity relating to any other Obligor; or

        (c) any invalidity, irregularity, unenforceability, imperfection or avoidance of or any defect in security granted by, or the obligations of any other Obligor under the Security Documents or any of them or any amendment to or variation thereof or any other document or security comprised therein (whether or not known to the Lender); or

        (d) any change in the name, constitution or otherwise of any other Obligor or the merger of any other Obligor by or with any other person; or

        (e) the liquidation, bankruptcy or dissolution (or proceedings analogous thereto) of any other Obligor or the appointment of a receiver or administrative receiver or administrator or trustee or similar officer of any of the assets of any other Obligor or the occurrence of any circumstances whatsoever affecting such Obligor's liability to discharge its respective obligations under any of the Security Documents; or

        (f) any challenge, dispute or avoidance by any liquidator of any other Obligor in respect of any claim by any other Obligor by right of subrogation in any such liquidation; or

        (g) any release, renewal, exchange or realisation of any security or obligation provided under or by virtue of any of the Security Documents or the provision by the Lender at any time if any further security is given for the obligations of the Obligors under any of the Security Documents; or

        (h) any release of any guarantor or any release of any third party Obligor in respect of any of the Obligors' obligations under any of the Security Documents; or

        (i) any failure on the part of the Lender (whether intentional or not) to take or perfect any security agreed to be taken under or in relation to any of the Security Documents; or

        (j) any other act, matter or thing which might otherwise constitute a legal or equitable discharge of the obligations of any other Obligor hereunder.

8.      PERFORMANCE
- ---     -----------

8.1 It is further agreed between the parties hereto that to the extent that the Bareboat Charterer duly performs and discharges (or procures the performance and discharge of) the duties and liabilities referred to in Clause 5.1 (b) hereof and to the further extent that the Bareboat Charterer, pursuant to the Bareboat Charter performs and discharges further duties and liabilities undertaken by the Owner in the Mortgage, then such performance and discharge of the said duties and liabilities by the Bareboat Charterer shall to that extent be deemed to be proper and due performance and discharge of the Owner's duties and liabilities under the Mortgage.

8.2 Notwithstanding anything herein contained to the contrary, the Lender shall not be under any obligation or liability with respect to the Bareboat Charter or to any contract or obligation giving rise to any of the Earnings or the Insurances by reason of this Deed or anything arising thereout, nor shall the Lender be required to assume or be under any obligation in any manner to perform or fulfil any obligation with respect to any contract or obligation giving rise to any of the Earnings or the Insurances, or to make any payment thereunder, or to enforce against any party any term or condition or any other contract with respect to the Earnings or the Insurances or to make any enquiries as to the nature or sufficiency of any payment received under or by virtue of this Deed.

8.3 The Owner and the Bareboat Charterer hereby waive the entitlement conferred by Section 93 of the Law of Property Act 1925 and agree that
        Section 103 of that Act shall not apply to the security created by this Deed. For the avoidance of doubt, the powers of the Lender and any receiver by virtue of this Deed shall not be limited to those specified in Section 101 of the Law of Property Act 1925.

8.4 In the event of any circumstances whereby further performance of the Bareboat Charter becomes impossible or unlawful or is otherwise frustrated no moneys then paid to the Lender shall be recoverable from it.

8.5 After the Outstanding Indebtedness has been fully and unconditionally discharged to the satisfaction of the Lender this Deed shall be returned to the Owner and the Bareboat Charterer and the Assigned Property re-assigned as appropriate at their cost.

9.      APPOINTMENT OF ATTORNEY
- ---     -----------------------

9.1 Each of the Owner and the Bareboat Charterer irrevocably appoints and constitutes the Lender as its true and lawful attorney with full power of substitution, (in the name of the Owner, the Bareboat Charterer or otherwise) in the event that an Event of Default has occurred, to the extent permitted by applicable law, to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due, to endorse any cheque or other instrument or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Lender may deem necessary or advisable and otherwise to do any and all things which the Owner or the Bareboat Charterer itself could do in relation to the property hereby assigned provided always that the power shall not be exercised by the Lender until an Event of Default has occurred.

9.2 The exercise of such power as is referred to in Clause 9.1 and 6.2 by or on behalf of the Lender shall not put any person dealing with the Lender upon any enquiry as to whether the Mortgage and this Deed shall have become enforceable nor shall such notice that the Mortgage and this Deed shall have not become enforceable and, in relation to Clause 9.1 and 6.2, the exercise by the Lender or any receiver of such power shall be conclusive evidence of its right to exercise the same.

10.     CONSENT
- ---     -------

10.1 In consideration of the covenants on the part of the Owner and the Bareboat Charterer herein contained, the Lender hereby grants its consent to the Vessel being let to the Bareboat Charterer under the Bareboat Charter.

11.     TAXES
- ---     -----

11.1 The Owner and the Bareboat Charterer agree to pay or to cause to be paid directly to the appropriate governmental authority or to the Lender the cost of any and all present and future Taxes in accordance with Clause 18 of the Loan Agreement.

12.     FURTHER ASSURANCE
- ---     -----------------

12.1 Each of the Owner and the Bareboat Charterer agrees that at any time and from time to time upon written request of the Lender each will promptly and duly execute and deliver to the Lender any and all such further instruments and documents as the Lender may deem necessary and/or desirable in obtaining the full benefits of the rights and powers herein granted.

13.     CONTINUING SECURITY
- ---     -------------------

13.1 The security created by this Deed shall be held by the Lender as a continuing security for the payment of the Outstanding Indebtedness and the performance and observance of and the compliance with all of the covenants, terms and conditions contained in the Security Documents and the security so created shall not be set aside by any intermediate payment or satisfaction of any part of the amount hereby and thereby secured and the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Lender for all or any part of the moneys hereby and thereby secured and every power and remedy given to the Lender hereunder shall be in addition to and not a limitation of any and every power or remedy vested in the Lender under the Security Documents or at law and all the powers so vested in the Lender may be exercised from time to time and as often as the Lender may deem expedient and no delay or omission of the Lender to exercise any right or power shall be construed as a waiver of or an acquiescence in any default by the Owner and/or the Bareboat Charterer.

13.2 Any settlement or discharge under this Deed between the Lender, the Owner and the Bareboat Charterer shall be conditional upon no security or payment to the Lender by the Owner or the Bareboat Charterer or any other person being avoided or set aside or ordered to be refunded or reduced by any provision or enactment relating to bankruptcy, insolvency, administration or liquidation for the time being in force and, if such condition is not satisfied, the Lender shall be entitled to recover from the Owner and/or the Bareboat Charterer on demand the value of such security or the amount of any such payment as if such settlement or discharge had not occurred.

14.     OBLIGATION TO PROVE IN LIQUIDATION
- ---     ----------------------------------

14.1 The Owner and/or the Bareboat Charterer shall, if the Lender so instructs, prove in a liquidation of any Obligor for any amounts owed to the Owner and/or the Bareboat Charterer by such Obligor in connection with this Deed provided that any monies received or recovered by the Owner and/or the Bareboat Charterer in such liquidation shall be paid to the Lender on its request and, pending such payments, be held by the Owner and/or the Bareboat Charterer as trustee upon trust for the Lender to apply the same as if they were monies received or recovered by the Lender under this Deed.

15.     SUSPENSE ACCOUNT
- ---     ----------------

15.1 Any monies received or recovered by the Lender under or in connection with this Deed may, at its discretion, be credited to any suspense or impersonal account and may be held in such account for so long as the Lender thinks fit pending application at the Lender's discretion from time to time in or towards the discharge of the Outstanding Indebtedness or any part thereof in accordance with the terms of the Loan Agreement.

16.     PROTECTION OF SECURITY
- ---     ----------------------

16.1 The Lender shall without prejudice to its other rights and powers under this Deed and the other Security Documents be entitled (but not bound) at any time and as often as may be necessary to take any such action as it may in its discretion think fit for the purpose of protecting or maintaining the security created by this Deed and each and every reasonable expense, liability and loss (including, without limitation, legal fees) reasonably incurred by the Lender in or about the protection or maintenance of the said security together with interest payable thereon under Clause 4.1 (i) shall be repayable to it by the Owner on demand.

17.     LENDER'S POWERS
- ---     ---------------

17.1 After the occurrence of an Event of Default to the extent permitted by applicable law the Lender (irrespective of whether or not it shall have taken steps to enforce any of the powers specified or referred to in clause 7.1 of the Mortgage and Clause 6.2 of this Deed) shall become forthwith entitled, as and when it may see fit, to put into force and exercise all or any of the powers possessed by it as assignee of the Assigned Property and in particular:-

        (a) to collect, recover, compromise and give a good discharge for any and all moneys or claims for moneys then outstanding or thereafter arising under the Insurances or in respect of the Earnings and to permit any brokers through whom collection or recovery is effected to charge the usual brokerage therefor;

        (b) to take over or institute (if necessary using the name of the Owner and the Bareboat Charterer) all such proceedings in connection with the Assigned Property as the Lender in its absolute discretion thinks fit;

        (c) generally, to recover from the Owner on demand each and every expense, liability or loss incurred by the Lender in or about or incidental to the exercise by it of any of the powers aforesaid.

17.2 Neither the Lender, nor any receiver, nor any agents, managers, officers, employees, delegates and advisers shall be liable for any expense, claim, liability, loss, cost, damages or expense incurred or arising in connection with the exercise or purported exercise of any rights, powers and discretions under this Deed in the absence of negligence or wilful misconduct.

17.3 Neither the Lender, nor any receiver, shall by reason of the Lender or such receiver taking possession of the whole or any part of the Assigned Property be liable to account as mortgagee-in-possession or for anything except actual receipts or be liable for any loss upon realisation or for any default or omission for which a mortgagee-in-possession might be liable in the absence of negligence or wilful misconduct.

17.4 Upon the security constituted by the Mortgage becoming immediately enforceable pursuant to clause 7.1 of the Mortgage and Clause 6.2 of this Deed, the Lender shall (in addition to the powers described in Clause 17.1) become forthwith entitled (but not bound) to appoint, by an instrument in writing under its Common Seal or under the hand of any director or officer of the Lender, a receiver and/or manager of the Assigned Property upon such terms as to reasonable remuneration and otherwise as the Lender shall deem fit with power from time to time to remove any receiver and appoint another in his stead and any receiver shall be the agent of the Owner and/or the Bareboat Charterer (who shall be solely responsible for his acts and defaults and remuneration) and shall have all the powers conferred by the Law of Property Act 1925 (save that Section 103 of that Act shall not apply) and the Insolvency Act 1986 and by way of addition to, but without limiting, those powers any receiver shall have all the powers specified or otherwise referred to in Clauses 16 and 17.1 (including but not limited to the right to recover from the Owner every such expense, liability or loss as is therein described) and generally shall be entitled to the same projections and to exercise the same powers and discretions as are granted to the Lender under this Deed and the Bareboat Charterer hereby undertakes to comply with all instructions received from such a receiver and/or manager.

18.     APPLICATION OF MONEYS
- ---     ---------------------

18.1 All moneys received by the Lender after an Event of Default in respect of the Assigned Property shall be applied in the manner specified in clause 10.5 of the Loan Agreement.

19.     SUCCESSORS AND ASSIGNS
- ---     ----------------------

19.1 This Deed shall be binding upon and enure to the benefit of the Owner and the Bareboat Charterer and the Lender and their respective successors and assigns, except that neither the Owner nor the Bareboat Charterer may assign any of their respective rights or obligations hereunder.

19.2 The Lender shall be entitled at any time to transfer or assign the whole or any part of its rights and benefits under this Deed in accordance with clause 19 of the Loan Agreement and the Owner hereby consents to the assignment on the date hereof by the Lender to the Bank of its rights and benefits hereunder.

20.     NOTICES
- ---     -------

20.1 Except as otherwise provided herein, each notice, request, demand or other communication or document to be given or made hereunder shall be given in writing but unless otherwise stated, may be made by telex or telefax.

20.2 Any notice, demand or other communication to be made or delivered pursuant to this Deed shall be made or delivered as follows:-

        (i) if to the Owner to it at its registered address as aforesaid telefax number (507) 2635335 marked for the attention of Alfonso Arias;

        (ii) if to the Bareboat Charterer to it at 4000 Hollywood Boulevard, Hollywood, Florida 33021, telefax number (305) 9672147 marked for the attention of Alan Pritzker and Fred Mayer;

        (iii) if to the Lender to it c/o Effjohn OY AB at Bulevardi 1A, PO Box 659, 00101 Helsinki, Finland telefax number 3580 627736 marked for the attention of finance department; and

        (iv) in the case of the Owner and the Bareboat Charterer with copy to Broad & Cassel, Miami Centre, 201 South Biscayne Boulevard, Suite 3000, Miami, Florida 33131 telefax number (305) 373 9493 marked for the attention of James Cassel and with a further copy to JeMJ Financial Services Inc, TelMed, Inc., 9350 S. Dixie Highway, Suite 1220, Miami, Florida 33156 telefax number (305) 238 6248 marked for the attention of Jeffrey I. Binder or such other address, telex number or telefax number as each such addressee may specify to the other relevant party or parties by not less then fifteen (15) days' written notice.

20.3 Each such notice, demand, request or other communication shall be deemed to have been made or delivered when:-

        (a) (in the case of telex) the addressee's answerback shall have been received at the end of the transmission or (in the case of telefax) when a materially complete and legible copy of the communication has been received by the addressee (unless the date of despatch is not a Banking Day in the country of the addressee or the time of despatch is outside normal business hours in the country of the addressee, in which case such telex or telefax shall be deemed to have been received at the opening of business on the next such Banking Day); or

        (b) (in the case of any letter) when delivered to the addressee's address as specified in or notified pursuant to Clause 20.2 or, if sent by post first class postage prepaid in an envelope addressed to the addressee at that address five (5) days after being deposited in the post.

20.4 Each notice, demand, request or other communication made or delivered by one party to another pursuant to this Deed shall be in the English language or accompanied by a certified English translation.

21.     EXPENSES
- ---     --------

21.1 All legal and other costs and expenses (including stamp duty, if any) reasonably incurred by the parties hereto in connection with the negotiation, preparation, completion and any registration and/or recording of this Deed and the other Security Documents and the action to be taken to give effect to them including all costs and expenses incurred by the Lender in enforcing this Deed and in protecting and enforcing its interests hereunder in any court of law or otherwise shall be paid in accordance with clause 20 of the Loan Agreement.

22.     LAW AND JURISDICTION
- ---     --------------------

22.1 This Deed shall be governed by and construed in accordance with the laws of England and for the exclusive benefit of the Lender, the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the High Courts of Justice in England provided that the Lender (but not the Owner nor the Bareboat Charterer) shall be at liberty in addition or alternatively to take proceedings in the courts of any other country which may have jurisdiction or in which the Owner and/or the Bareboat Charterer may reasonably be thought to have assets. Each of the Owner and the Bareboat Charterer hereby irrevocably authorises and appoints the Process Agent for the acceptance of service of legal proceedings hereunder and under the other Security Documents to which it is a party, service upon whom shall be deemed to constitute good service of legal process without prejudice to any other lawful means and undertakes to maintain a process agent in England.

23.     CURRENCY LOSSES
- ---     ---------------

23.1 The Owner and the Bareboat Charterer shall indemnify the Lender against any loss or damage which, consequent upon any judgment being obtained or enforced in respect of the non-payment by the Owner or the Bareboat Charterer of any amounts due under or pursuant to one or more of the Security Documents, arises from any variation in rates of exchange between the currency in which such amount was due and the currency in which judgment is obtained or enforced between the date of the said amounts becoming due (or the date of the said judgment being obtained, as the case may be) and the date of actual payment thereof.

23.2 The indemnities contained in this Clause 23 shall apply irrespective of any indulgence granted to the Owner and/or the Bareboat Charterer from time to time and shall continue in full force and effect notwithstanding any payment in favour of the Lender and any amount due from the Owner and the Bareboat Charterer under this Clause 23 will be due as a separate debt and shall not be affected by judgment being obtained for any other sums due or in respect of one or more of the Security Documents.

24.     MISCELLANEOUS
- ---     -------------

24.1 All documents, notices or other communications submitted, served or made under this Deed shall, unless the Lender shall otherwise require, be in the English language or, if in another language shall be accompanied by a certified translation into English by a translator acceptable to the Lender which translation (otherwise than in the case of official consents) shall be the governing version.

24.2 Any provisions contained in this Deed prohibited by or unlawful or unenforceable under any applicable law shall, to the extent required by such law, be ineffective without modifying the remaining provisions of this Deed. Where however the provisions of any such applicable law may be waived, they are hereby waived by the parties hereto to the full extent permitted by such law to the end that this Deed shall be valid and binding agreements enforceable in accordance with their respective terms.

24.3 Time is the essence of this Deed but no failure or delay on the part of the Lender in exercising any right, power or privilege hereunder and no course of dealing between the Owner, the Bareboat Charterer and/or any other person and the Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Deed preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies in this Deed expressly provided are cumulative and not exclusive of any rights or remedies which any or all of the parties hereto would otherwise have. No notice to or demand on the Owner and/or the Bareboat Charterer in any case shall entitle such persons to any other or further notice or demand to similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

24.4 This Deed may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument which may be sufficiently evidenced by one counterpart.

                                 EXECUTION PAGE
                                 --------------

IN WITNESS whereof this Deed has been duly executed the day and year first above written.



THE OWNER
- ---------


SIGNED, SEALED and DELIVERED            )
as a DEED                               )
by JAMES SCOTT CASSEL                   )      /s/ James Scott Cassel
the duly appointed attorney in fact of  )
ALMIRA ENTERPRISES, INC.                )
in the presence of:-                    )

Name: LARA DODSON

Address: 5 APPOLD STREET, LONDON EC2

Occupation: SOLICITOR                    /s/ L. Dodson



THE  BAREBOAT CHARTERER
- -----------------------


SIGNED SEALED and DELIVERED             )
as a DEED                               )
by JAMES SCOTT CASSEL                   )      /s/ James Scott Cassel
the duly appointed attorney-in-fact of  )
NEW COMMODORE CRUISE                    )
LINES LIMITED                           )
in the presence of:-                    )


Name: LARA DODSON

Address  5 APPOLD STREET, LONDON EC2

Occupation:                               /s/ L. Dodson

THE LENDER
- ----------


SIGNED SEALED and DELIVERED        )
as a DEED by                       )
THOMAS FORSS                       )
for and on behalf of               )    /s/ Thomas Forss
EFFJOHN INTERNATIONAL CRUISE       )
HOLDINGS INC.                      )
in the presence of:-               )


Name: LARA DODSON

Address  5 APPOLD STREET, LONDON EC2

Occupation:                         /s/ L. Dodson

                                  SCHEDULE A
                                  ----------
                         HULL & MACHINERY & WAR RISKS
                         ----------------------------
                              LOSS PAYABLE CLAUSE
                              -------------------

                             m.v. "Enchanted Isle"
                                (the "Vessel")


"It is noted that by a first assignment in writing dated                 , 1995
Almira Enterprises, Inc., (the "Owner") being the registered owner of the Vessel and New Commodore Cruise Lines Limited (the "Bareboat Charterer") being the demise charterer of the Vessel have assigned absolutely to Effjohn International Cruise Holdings Inc. of c/o Caledonian Bank & Trust Limited, P O Box 1043 Grand Cayman, Cayman Islands (the "Lender") all of the interests of the Owner and the Bareboat Charterer in this policy and all benefits thereof including all claims of whatsoever nature hereunder.

     Claims payable in respect of a actual or constructive total or an arranged or agreed or compromised total loss or requisition for title or other compulsory acquisition of the Vessel shall be payable to the Lender. Subject thereto all other claims, unless and until the underwriters have received notice from the Lender in which event all claims under such policy of Insurance shall be payable direct to the Lender, shall be payable as follows:-

     (i) a claim not exceeding USD1,500,000 or its equivalent in any other currency shall be released directly to the Bareboat Charterer or to its order for the repair salvage or other charges involved or as reimbursement if it has fully repaired the damage and paid all of the salvage or other charges;

     (ii) a claim exceeding USD1,500,000 or the equivalent in any other currency shall, subject to the prior written consent of the Lender be paid to the Bareboat Charterer or to its order as and when the Vessel is restored to her former state and condition and the liability in respect of which the insurance loss is payable is discharged provided that the insurers may with such consent as aforesaid make payment on account of repairs in the course of being effected;"

                            PROTECTION & INDEMNITY
                            ----------------------
                              LOSS PAYABLE CLAUSE
                              -------------------


                             m.v. "Enchanted Isle"
                                (the "Vessel")


"It is noted that by a first assignment in writing dated                 , 1995
Almira Enterprises, Inc., (the "Owner") being the registered owner of the Vessel and New Commodore Cruise Lines Limited (the "Bareboat Charterer") being the demise charterer of the Vessel has assigned absolutely to Effjohn International Cruise Holdings Inc. of Caledonian Bank & Trust Limited, P O Box 1043, Grand Cayman, Cayman Islands (the "Lender") all the interests of the Owner and the Bareboat Charterer in this policy and all benefits thereof including all claims of whatever nature hereunder.

     Claims hereunder for all losses shall be paid direct to the Owner or the Bareboat Charterer unless and until the Lender shall have given notice in writing that the Owner or the Bareboat Charterer or any of them is in default whereafter such claims shall be payable to the Lender up to the amount of the mortgagees' mortgage interest".

                                  SCHEDULE B
                                  ----------

                          NOTICE OF FIRST ASSIGNMENT
                          --------------------------


     We, Almira Enterprises, Inc., of Panama, being the registered owner and New Commodore Cruise Lines Limited of Bermuda, being the demise charterer of m.v. "Enchanted Isle" (the "Vessel") HEREBY GIVE NOTICE that all our rights, title and interest in the insurances in respect of the Vessel, including the insurances constituted by the Policy whereon this Notice is endorsed, have by
virtue of a deed dated                                    , 1995 been assigned
to Effjohn International Cruise Holdings Inc. of Caledonian Bank & Trust Limited, P O Box 1043, Grand Cayman, Cayman Islands as first assignee of the Vessel's Insurances.

      Dated this         day                                      , 1995.


                         Almira Enterprises, Inc.


                   by: _____________________________________
                               (attorney-in-fact)


                  New Commodore Cruise Lines Limited


                   by: ____________________________________
                               (attorney-in-fact)

                                  SCHEDULE C
                                  ----------

                        (HULL AND MACHINERY/WAR RISKS)

To:  Effjohn International Cruise Holdings Inc.
     Caledonian Bank & Trust Limited,
     P O Box 1043,
     Grand Cayman,
     Cayman Islands


                                               Dated:                       1995

Dear Sirs,

                             m.v. "Enchanted Isle"
                        Owners Almira Enterprises, Inc.
                        -------------------------------
            Bareboat Charterer: New Commodore Cruise Lines Limited
            ------------------------------------------------------


We confirm that we have effected insurances for the account of the above Owners and Bareboat Charterer as set out in Appendix A attached.

Pursuant to instructions received and in consideration of your approving our appointment as Brokers in connection with the insurances covered by this letter, we hereby undertake:-

1. to hold the Insurance Slips or Contracts, the Policies when issued and any renewals of such Policies or new Policies or any Policies substituted (with your consent) therefor and the benefit of the insurances thereunder to your order in accordance with the terms of the Loss Payable Clause set out in Appendix B attached; and

2. to arrange for the said Loss Payable Clause to be included on the Policies when issued; and

3. to have endorsed on each and every Policy as and when the same is issued a Notice of Assignment in the form of Appendix C hereto dated and signed by the Owners and acknowledged by Underwriters in accordance with market practice; and

4. to advise you immediately we cease to be the Broker for the Assured or in the event of any material changes which may be made to the terms of the insurances and following an application received from you not later than one month before expiry of these insurances to notify you within fourteen days of the receipt of such application in the event of our not having received notice of renewal instructions from the Owners, the Bareboat Charterer and/or their agents, and in the event of our receiving instructions to renew to advise you promptly of the details thereof.

Our above undertakings are given subject to our lien on the Policies for premiums due specifically in respect of the Ship named above and subject to our right of cancellation on default in payment of such premiums but we undertake to advise you immediately if any premiums are not paid to us by due date and not to exercise such rights of cancellation without giving you fourteen days' notice in writing, either by letter, telex or cable, and a reasonable opportunity of paying any premiums outstanding. (In the case of War Risks the terms of the Automatic Termination of Cover Clause contained in the War Risk Policies shall override any undertakings given by us as Brokers).

It is understood and agreed that the operation of any Automatic Termination of Cover, Cancellation or Amendment Provisions contained in the policy conditions shall override any Undertaking given by us as Brokers.

There shall be no recourse against you as Mortgagee for payment of premium on any insurance carried on these ships.

Notwithstanding the terms of the said Loss Payable Clause and the said Notice of Assignment, unless and until we receive notice from you to the contrary, we shall be empowered to arrange for a collision and/or salvage guarantee where the aggregate liability under any guarantees given in respect of any one casualty shall not exceed USD1,500,000 or the equivalent in any other currency to be given in the event of bail being required in order to prevent the arrest of the ship or to secure the release of a ship from arrest following a casualty. Where a guarantee has been given as aforesaid and the guarantor has paid any sum under the guarantee in respect of such claim, there shall be payable directly to the guarantor out of proceeds of the said Policies a sum equal to the sum so paid.

Finally, it is understood that all claims and returns of premiums shall be collected through us, as Brokers.

Yours faithfully,

                          (PROTECTION AND INDEMNITY)
                          --------------------------


To:  Effjohn International Cruise Holdings Inc.
     Caledonian Bank & Trust Limited,
     P O Box 1043,
     Grand Cayman,
     Cayman Islands



                                               Dated:                       1995

Dear Sirs,

                             m.v. "Enchanted Isle"
                       Owners: Almira Enterprises, Inc.
            Bareboat Charterer: New Commodore Cruise Lines Limited



We acknowledge receipt of a letter from Messrs, Sinclair Roche & Temperley giving notice of a first priority assignment to you of the insurances on the above ship. So far as this Association is concerned, the managers to not
consent to such assignment for the purposes of Rule        , other than to give
efficacy to the Loss Payable Clause set out below and subject always to the
Association's right under Rule      .

We do confirm however that such ship is entered in this Association for Protections and Indemnity risks on the terms and conditions set out or to be set out in the Certificate of Entry. Furthermore, in consideration of your agreeing to the entry or continuing entry of the ship in this Association, the managers agree:-

(a) that the Owner shall not cease to be insured by the Association in respect of that ship by reason of such assignment (see Rule ), and

(b) that, notwithstanding that the ship is mortgaged to you and that no undertaking or guarantee has been given to the Association to pay all contributions due in respect of such ship, the Owner does so not cease to
     be insured by reason of the operation of Rule       .

It is further agreed that the following Loss Payable Clause will be included in the Certificate of Entry.

     "Payment of any recovery the Owner is entitled to make out of the funds of the Association in respect of any liability, costs of expenses incurred by it shall be made to the Owner or to its order unless and until the Association received notice from Effjohn International Cruise Holdings Inc. that the Owner is in default under a First Mortgage dated
     1995 in which event all recoveries shall thereafter be paid to Effjohn International Cruise Holdings Inc. or its order, provided always that no liability whatsoever shall attach to the Association, its managers or their agents for failure to comply with the obligations herein until after the expiry of two clear days from the receipt of such notice."

Notwithstanding anything contained herein, the association shall (unless and until the mortgagees shall have given notice in writing to the contrary) be at liberty at the request of the owner to provide bail or other security to prevent the arrest or obtain of the release of the vessel.

The Association undertakes:-

(a)  to inform you if the Directors give the Owner of the above ship notice
     under Rule        that its insurance in the Association in respect of such
     ship is to cease at the end of the then current Policy year;

(b) to give you fourteen days' notice of the Association's intention to cancel the insurance of the Owner by reason of its failure to pay when due and demanded any sum due from it to the Association.


                                Yours faithfully

                                  SCHEDULE D
                                  ----------

           NOTICE  OF  FIRST ASSIGNMENT  OF  CHARTER  AND  EARNINGS
           --------------------------------------------------------


TO:  [Charterer]

                                               Date                           19



                     m.v. "Enchanted Isle" the ("Vessel")
                     ------------------------------------



     We refer to the charterparty (the "Charter") dated
19    made between us and you whereby you have agreed to take the Vessel on charter for the period and upon the terms and conditions therein.

NOW  WE  HEREBY  GIVE  YOU  NOTICE:-
- ----------------------------------

1.   That by a first assignment in writing dated                   , 199   made
     between (inter alia) us and Effjohn International Cruise Holdings Inc., (the "Lender") we have assigned to the Lender all our rights title and interest to and in the Charter and any moneys whatsoever payable to us under the Charter and all other rights and benefit whatsoever accruing to us thereunder by way of a first assignment.

2.   That you are hereby irrevocably authorised and instructed to pay such
     moneys as aforesaid to [                                      ]
     for the account no. [                          ] Reference "Enchanted Isle"
     (or at such other place as the Lender may from time to time direct).

3. That notwithstanding the said assignment we shall remain liable to perform all our obligations under the Charter and the Lender shall be under no obligation of any kind thereunder.

     The authority and instructions herein contained cannot be revoked or varied by us without the consent of the Lender.



                    _________________________________________
                              for and on behalf of
                            Almira Enterprises, Inc.

To:  Effjohn International Cruise Holdings Inc.,
     Caledonian Bank & Trust Limited,
     P O Box 1043,
     Grand Cayman,
     Cayman Islands



                                           Dated:                            199


     We acknowledge receipt of the Notice set out above and agree to make payments in accordance with the payment instructions contained therein.



                   _________________________________________
                              for and on behalf of